UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 16, 2006, Placer Sierra Bancshares and Southwest Community Bancorp issued a joint press release announcing the execution of an Agreement and Plan of Merger and Reorganization relating to the acquisition of Southwest by Placer Sierra. In addition, in the same press release, Placer Sierra announced the declaration of a cash dividend. A copy of the joint press release is attached hereto as Exhibit 99.1. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Joint Press Release of Placer Sierra Bancshares and Southwest Community Bancorp dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLACER SIERRA BANCSHARES

Date: February 16, 2006	By:	/s/ Ronald W. Bachli
Ronald W. Bachli Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Joint Press Release of Placer Sierra Bancshares and Southwest Community Bancorp dated February 16, 2006.